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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): APRIL 21, 2003


                           FIRST STATE BANCORPORATION
               (Exact Name of Registrant as Specified in Charter)


        NEW MEXICO                      001-12487               85-0366665

(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO                      87109
   (Address of Principal Executive Offices)                      (Zip Code)


                                 (505) 241-7500
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.

         Item (c) Exhibits.

         Exhibit 99.1 News release, dated April 21, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 21, 2003, the Registrant issued a News Release announcing its first quarter 2003 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FIRST STATE BANCORPORATION


Date: May 19, 2003                                By: /s/ Christopher C. Spencer
                                                      --------------------------
                                                      Christopher C. Spencer
                                                      Senior Vice President and
                                                      Chief Financial Officer





                                  EXHIBIT INDEX



         Exhibit           Description
         -------           -----------

         99.1              News release, dated April 21, 2003.